Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of December 31, 2021, between Transportation and Logistics Systems, Inc., a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an exemption from the registration requirements of Section 5 of the Securities Act contained in Section 4(a)(2) thereof and/or Rule 506(b) thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.1 Definitions. For the purposes of this Agreement, the following words and phrases have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.5.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” shall have the meaning ascribed to such term in the preamble.

“BHCA” shall have the meaning ascribed to such term in Section 3.1(nn).

“Board of Directors” means the board of directors of the Company.

“Charter” means the Articles or Certificate of Incorporation of the Company.

“Closing” shall have the meaning ascribed to such term in Section 2.2.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities to be issued and sold, in each case, have been satisfied or waived, but in no event later than the second Trading Day following the date hereof.

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“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire Common Stock at any time, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” shall have the meaning ascribed to such term in the preamble.

“Consent” shall have the meaning ascribed to such term in Section 4.6.

“Conversion Shares” means the shares of Common Stock issuable upon conversion of the Series G Shares.

“Disqualification Event” shall have the meaning ascribed to such term in Section 3.1(jj).

“DTC” shall have the meaning ascribed to such term in Section 3.1(w).

“Effective Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Environmental Laws” shall have the meaning ascribed to such term in Section 3.1(m).

“Escrow Agent” means Signature Bank, a New York State chartered bank.

“Escrow Agreement” means the escrow agreement, in the form attached as Exhibit G.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(s).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company, in an aggregate amount not to exceed 10% of shares of Common Stock outstanding pursuant to any stock or option plan duly adopted for such purpose by the Board of Directors, (b) securities issuable upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities issuable pursuant to existing agreements, exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than (1) in connection with stock dividends, stock splits or combinations or (2) automatic adjustments to such terms pursuant to anti-dilution, default or similar provisions of such securities) or to extend the term of such securities, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the directors of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, or (d) securities issued for bonafide services provided to the Company not for the purpose of raising capital or to an entity whose primary business is investing in securities.

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“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Federal Reserve” shall have the meaning ascribed to such term in Section 3.1(nn).

“Final Termination Date” shall have the meaning ascribed to such term in Section 2.2(b).

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Hazardous Materials” shall have the meaning ascribed to such term in Section 3.1(m).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(aa).

“Initial Closing” shall have the meaning ascribed to such term in Section 2.2.

“Intellectual Property” means all of the following in any jurisdiction throughout the world: (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all U.S. and foreign patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, brand names, certification marks, trade dress, logos, trade names, domain names, assumed names and corporate names, together with all colorable imitations thereof, and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all trade secrets under applicable state laws and the common law and know-how (including formulas, techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (G) all computer software (including source code, object code, diagrams, data and related documentation), and (f) all copies and tangible embodiments of the foregoing (in whatever form or medium).

“Issuer Covered Person” and “Issuer Covered Persons” shall have the meanings ascribed to such terms in Section 3.1(jj).

“Laws” means any U.S. federal, state, local, foreign or other laws, rules regulations, guidelines, orders, injunctions, building and other codes, ordinances, permits, licenses, authorizations, judgements, decrees of federal, state, local, foreign or other authorities, and all orders, writs, decrees and consents of any governmental or political subdivision or agency thereof, or any court of similar tribunal established by any such governmental or political subdivision or agency thereof.

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(n).

“Minimum Amount” shall have the meaning ascribed to such term in Section 2.1(c).

“Money Laundering Laws” shall have the meaning ascribed to such term in Section 3.1(oo).

“OFAC” shall have the meaning ascribed to such term in Section 3.1(ll).

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“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Public Information Failure” shall have the meaning ascribed to such term in Section 4.2(b).

“Purchaser” and “Purchasers” shall have the meanings ascribed thereto in the preamble.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.8.

“Registration Rights Agreement” means the registration rights agreement, in the form of Exhibit B.

“Regulation FD” means Regulation FD promulgated by the SEC pursuant to the Exchange Act, as such Regulation may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Regulation.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(G).

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC (or similar United States law) having substantially the same purpose and effect as such Rule.

“SEC” means the United States Securities and Exchange Commission.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” shall have the meaning ascribed to such term in Section 2.1(b).

“Securities Act” means the Securities Act of 1933, and the rules and regulations promulgated thereunder.

“Series G COD” shall have the meaning ascribed to such term in Section 2.1(a).

“Series G Shares” shall have the meaning ascribed to such term in Section 2.1(b).

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for the Series G Shares and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading.

“Subsidiary” means with respect to any entity at any date, any direct or indirect corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which (A) more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity, or (B) is under the actual control of the Company.

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“Termination Date” shall have the meaning ascribed to such term in Section 2.2(b).

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the NYSE American, the OTCQB, the OTCQX, or the OTC Pink Marketplace (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Series G COD, the Warrants, Escrow Agreement, the Registration Rights Agreement, all schedules and exhibits thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Equiniti Trust Company, 1100 Centre Pointe Curve, Suite 101, Mendota Heights, MN 55120, and any successor transfer agent of the Company.

“Units” shall have the meaning ascribed to such term in Section 2.1(b).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)) (or a similar organization or agency succeeding to its functions of reporting prices), (b) if no volume weighted average price of the Common Stock can be ascertained from the Trading Market, the average closing price of the Common Stock during the ten (10) Trading Days preceding such date, or (c) in all other cases, the fair market value of a share of Common Stock as determined by the Board of Directors of the Company.

“Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.3(a) hereof, which Warrants shall be exercisable immediately and have a term of exercise equal to five years from such initial exercise date, in the form of Exhibit C attached hereto.

“Warrant Exercise Price” means $0.01 per share.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants at the Warrant Exercise Price.

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ARTICLE II

PURCHASE AND SALE

Section 2.1 Sale and Issuance of Units.

(a) The Company shall have adopted and filed with the Secretary of State of the State of Nevada on or before the Initial Closing (as defined below) the Certificate of Designation, Preferences, Rights and Limitations of Series G Convertible Preferred Stock in the form of Exhibit A attached to this Agreement (the “Series G COD”).

(b) Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the applicable Closing (as defined below) and the Company agrees to sell and issue to each Purchaser at the applicable Closing that number of units (the “Units”), each consisting of one share of Series G Convertible Preferred Stock, $0.001 par value (the “Series G Shares”) and a warrant to purchase 1,000 shares of Common Stock, subject to adjustment, at the Warrant Exercise Price, set forth on such Purchaser’s signature page hereto, at a purchase price of $10.00 per Unit. The Units, Series G Shares, the Conversion Shares, the Warrants and the Warrants Shares issued or issuable to the Purchasers pursuant to this Agreement shall be referred to in this Agreement as the “Securities.” For clarity, the parties agree that the consideration allocable to the Warrants is the Warrant Exercise Price, which is $0.01 per share.

(c) The Company will use best efforts to sell a minimum of $6,000,000.00 (the “Minimum Amount”) and a maximum of $10,000,000.00 of the Units.

Section 2.2 Closing.

(a) The initial purchase and sale of the Securities shall take place remotely via the exchange of documents and signatures, 12;00 p.m., on December 31, 2021, or at such other time and place as the Company and the Purchasers mutually agree upon, orally or in writing (which time and place are designated as the “Initial Closing”). In the event there is more than one closing, the term “Closing” shall apply to each such closing unless otherwise specified.

(b) The offering of the Units shall terminate on January 31, 2022 (the “Termination Date”), or March 31, 2022 (the “Final Termination Date”) if the Termination Date has been extended by the Company (in its sole discretion), and unless the Minimum Amount has been raised by the Termination Date, or Final Termination Date, all funds shall be returned to the Purchasers.

(c)                 .

Section 2.3 Deliveries.

(a) On or prior to the applicable Closing, the Company shall deliver or cause to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) an original Warrant, exercisable at the Warrant Exercise Price, registered in the name of such Purchaser;

(iii) the Registration Rights Agreement duly executed by the Company;

(iv) a reservation letter executed by the Company in the form attached as Exhibit D;

(v) the Escrow Agreement executed by the Company, placement agent, and the Escrow Agent in the form attached as Exhibit G;

(vi) board resolutions approving the issuance of the Series G Shares and the Warrants, and the execution of the Transaction Documents on behalf of the Company.

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(b) On or prior to the applicable Closing, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by such Purchaser;

(ii) the Registration Rights Agreement duly executed by the Purchaser;

(iii) a reservation letter executed by the Purchaser in the form attached hereto as Exhibit D; and

(iv) such Purchaser’s Subscription Amount by wire transfer to the Escrow Agent.

Section 2.4 Closing Conditions.

(a) The obligations of the Company hereunder in connection with each applicable Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on the applicable Closing Date of the representations and warranties of each Purchaser contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by each Purchaser of the items set forth in Section 2.3(b) of this Agreement.

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.3(a) of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(v) from the date hereof to the Closing Date trading in the Common Stock shall not have been suspended by the SEC or the Company’s principal Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

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ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that, except as set forth on the Disclosure Schedule to this Agreement, which exceptions shall be deemed to be part of the representations and warranties made hereunder, the following representations are true and complete as of the date of the Initial Closing, except as otherwise indicated. The Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections contained in this Section 3.1, and the disclosures in any section of the Disclosure Schedule shall qualify other sections in this Section 3.1 only to the extent it is readily apparent from a reading of the disclosure that such disclosure is applicable to such other sections.

(a) Subsidiaries. All of the direct and indirect Subsidiaries of the Company are set forth on Schedule 3.1(a). Except as set forth on Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective Charter, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s shareholders in connection herewith or therewith other than in connection with the Required Approvals. Subject to obtaining the Required Approvals, this Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(d) No Conflicts. Except as set forth in Schedule 3.1(d), the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) subject to the Required Approvals, conflict with or violate any provision of the Company’s or any Subsidiary’s Charter, bylaws or other organizational or charter documents, or (ii) constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. Except as set forth on Schedule 3.1(G), the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.4 of this Agreement, (ii) application(s) to each applicable Trading Market for the listing of the Conversion Shares and Warrant Shares for trading thereon in the time and manner required thereby, and (iii) such filings as are required to be made under applicable state or federal securities laws (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Conversion Shares, when issued upon conversion of the Series G Shares, and the Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company shall reserve from its duly authorized capital stock a number of shares of Common Stock issuable pursuant to the Series G Shares and the Warrants equal to the amount set forth in Section 4.9.

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(g) Capitalization. The capitalization of the Company is as set forth on Schedule 3.1(g). The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than as set forth on Schedule 3.1(g) other than pursuant to the exercise of employee stock awards under the Company’s equity incentive plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans, the issuance of shares of Common Stock or Common Stock Equivalents pursuant to agreements outstanding as of the date of the most recently filed periodic report under the Exchange Act and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. Except for the holders of shares of Series E Convertible Preferred Stock, no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth on Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders.

(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments.

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(i) Material Changes; Undisclosed Events, Liabilities or Developments. Other than as set forth on Schedule 3.1(i) since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans. The Company does not have pending before the SEC any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(i), no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

(j) Litigation. Except as set forth in Schedule 3.1(j), there is no action, suit, notice of violation, proceeding or investigation, inquiry or other similar proceeding of any federal or state governmental authority pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the issuance of the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. The Company has no reason to believe that an Action will be filed against it in the future. Except as set forth in Schedule 3.1(j), neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act, and the Company has no reason to believe it will do so in the future.

(k) Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no effort is underway to unionize or organize the employees of the Company or any Subsidiary. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no workmen’s compensation liability matter, employment-related charge, complaint, grievance, investigation, inquiry or obligation of any kind pending, or to the Company’s knowledge, threatened, relating to an alleged violation or breach by the Company or its Subsidiaries of any law, regulation or contract that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has no reason to believe that any individual may commence an Action or file a claim with any governmental authority against the Company alleging sexual harassment or any type of discrimination or violation of any Laws.

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(l) Compliance. Except as set forth on Schedule 3.1(l), neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws and regulations relating to taxes, securities, environmental protection, occupational health and safety, product quality and safety, transportation, and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(n) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(o) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

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(p) Intellectual Property.

(i) Except as set forth in Schedule 3.1(p), the Company owns or possesses or has the right to use pursuant to a valid and enforceable written license, sublicense, agreement, or permission all Intellectual Property necessary for the operation of the business of the Company as presently conducted, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(ii) The Company has no knowledge that the Intellectual Property interferes with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties, and the Company has no knowledge that facts exist which indicate a likelihood of the foregoing. The Company has not received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or conflict (including any claim that the Company must license or refrain from using any Intellectual Property rights of any third party). To the knowledge of the Company, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with, any Intellectual Property rights of the Company, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(q) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(r) Transactions With Affiliates and Employees. Except as disclosed in the SEC Reports, none of the officers, directors or Affiliates of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director, Affiliate or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock award agreements under any equity incentive plan of the Company.

(s) Sarbanes-Oxley; Internal Accounting Controls. Except as disclosed in Schedule 3.1(s), the Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof and as of the applicable Closing. The Company and the Subsidiaries maintain a system of internal accounting controls as set forth in the SEC Reports. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

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(t) Certain Fees. Other than as set forth on Schedule 3.1(t), no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(t) that may be due in connection with the transactions contemplated by the Transaction Documents.

(u) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(v) Registration Rights. Other than as set forth on Schedule 3.1(v), no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary. The Company shall not file any other resale registration statement prior to filing the registration statement required hereunder.

(w) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company (“DTC”) or another established clearing corporation and the Company is current in payment of the fees to the DTC (or such other established clearing corporation) in connection with such electronic transfer. The Company is not subject to any “chill” issued by the DTC.

(x) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Charter (or similar charter documents) or the Laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities, the Series G Shares, the Conversion Shares, the Warrants and the Warrant Shares.

(y) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the SEC Reports. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the 12 months preceding the date of this Agreement do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

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(z) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(aa) Indebtedness. Except as set forth on Schedule 3.1(aa), the Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 3.1(aa) set forth as of the time immediately following the Closing hereof all outstanding Indebtedness of the Company or any Subsidiary. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Except as set forth on Schedule 3.1(aa), neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(bb) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(cc) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of Law, or (iv) violated any provision of FCPA.

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(dd) Accountants. The Company’s accounting firm is set forth in the SEC Reports. To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) has expressed its opinion with respect to the financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2019.

(ee) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ff) Acknowledgement Regarding Purchaser’s Trading Activity. Notwithstanding anything in this Agreement or elsewhere to the contrary (except for Sections 3.2(f) and 4.12 hereof), it is understood and acknowledged by the Company that: (i) no Purchaser has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares deliverable with respect to the Warrants are being determined, and (z) such hedging activities (if any) could reduce the value of the existing shareholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(gg) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of the Common Stock to facilitate the sale of the Securities, or (ii) paid or agreed to pay to any Person any compensation for soliciting another to purchase the Securities or any other securities of the Company.

(hh) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

(ii) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

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(jj) No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506(b) under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale, nor any Person, including a placement agent, who will receive a commission or fees for soliciting purchasers (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(G), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

(kk) Notice of Disqualification Events. The Company will notify the Purchasers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person, in each case of which it is aware.

(ll) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(mm) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(nn) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, 5% or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(oo) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

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Section 3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants to the Company as follows which representations and warranties shall be true and correct as of the date hereof and as of the Closing Date:

(a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Understandings or Arrangements. Such Purchaser is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring such Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell such Securities in compliance with applicable federal and state securities laws).

(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, an accredited investor within the meaning of Rule 501 under the Securities Act. No Purchaser is subject to any Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3).

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded, subject to Regulation FD, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Purchaser acknowledges and agrees that neither the Company nor anyone else has provided such Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired.

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(f) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

Section 4.1 Removal of Legends.

(a) The Series G Shares, the Conversion Shares, the Warrants and Warrant Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Series G Shares, the Conversion Shares, Warrants or Warrant Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company at the cost of the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Series G Shares, Conversion Shares, Warrants or Warrant Shares under the Securities Act.

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(b) Each Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Series G Shares, Conversion Shares, the Warrants or Warrant Shares in substantially the following form:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Series G Shares, a Warrant, the Conversion Shares or Warrant Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Series G Shares, a Warrant, Conversion Shares or Warrant Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Series G Shares, a Warrant, Conversion Shares and Warrant Shares may reasonably request in connection with a pledge or transfer of the Series G Shares, a Warrant, Conversion Shares or Warrant Shares.

(c) Certificates evidencing the Series G Shares, the Conversion Shares and the Warrant Shares (or the Transfer Agent’s records if held in book entry form) shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement covering the resale of such securities is effective under the Securities Act (the “Effective Date”), (ii) following any sale of such Series G Shares, Conversion Shares or Warrant Shares pursuant to Rule 144, (iii) if such Series G Shares, Conversion Shares or Warrant Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Series G Shares, Conversion Shares or Warrant Shares and without volume or manner-of-sale restrictions or (iv) if such legend is not required under applicable requirements of the Securities Act (including Sections 4(a)(1) and 4(a)(7) judicial interpretations and pronouncements issued by the staff of the SEC). The Company shall, at its expense, cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder. If any Series G Share are converted or a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Conversion Shares or the Warrant Shares, or if such Conversion Shares or Warrant Shares may be sold under Rule 144 and the Company is then in compliance with the current public information required under Rule 144, or if the Conversion Shares or Warrant Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Conversion Shares or Warrant Shares and without volume or manner-of-sale restrictions or if such legend is not otherwise required under applicable requirements of the Securities Act (including Sections 4(a)(1) and 4(a)(7), judicial interpretations and pronouncements issued by the staff of the SEC) then such Conversion Shares or Warrant Shares shall be issued or reissued free of all legends. The Company agrees that following the effective date of any registration statement or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than two Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing restricted Series G Shares, Conversion Shares or Warrant Shares, as applicable, issued with a restrictive legend (such second Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such Series G Shares, Conversion Shares or Warrant Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1. Certificates for Series G Shares, Conversion Shares or Warrant Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company system as directed by such Purchaser. The Company shall be responsible for any delays caused by its Transfer Agent.

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(d) In addition to such Purchaser’s other available remedies, subject to Section 5.18(a) but not Section 5.18(b), (i) the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of the Stated Value of the Series G Shares (as defined in the Series G COD) being converted or the value of the Warrant Shares for which a Warrant is being exercised (based on the Warrant Exercise Price), $10 per Trading Day for each Trading Day after the Legend Removal Date (increasing to $20 per Trading Day after the fifth Trading Day) until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief, and (ii) if after the Legend Removal Date such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock that such Purchaser anticipated receiving from the Company without any restrictive legend, then, the Company shall pay to such Purchaser, in cash, an amount equal to the excess of such Purchaser’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions and other out-of-pocket expenses, if any) over the product of (A) such number of Conversion Shares or Warrant Shares that the Company was required to deliver to such Purchaser by the Legend Removal Date multiplied by (B) the highest closing sale price of the Common Stock on any Trading Day during the period commencing on the date of the delivery by such Purchaser to the Company of the applicable Conversion Shares or Warrant Shares (as the case may be) and ending on the date of such delivery and payment under this Section 4.1(d).

(e) In the event a Purchaser shall request delivery of unlegended shares as described in this Section 4.1 and the Company is required to deliver such unlegended shares, (i) it shall pay all fees and expenses associated with or required by the legend removal and/or transfer including but not limited to legal fees, Transfer Agent fees and overnight delivery charges and taxes, if any, imposed by any applicable government upon the issuance of Common Stock; and (ii) the Company may not refuse to deliver unlegended shares based on any claim that such Purchaser or anyone associated or affiliated with such Purchaser has not complied with Purchaser’s obligations under the Transaction Documents, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such unlegended shares shall have been sought and obtained by the Company and the Company has posted a surety bond for the benefit of such Purchaser in the amount of the greater of (i) 150% of the amount of the aggregate purchase price of the Conversion Shares (based on the amount of the Stated Value of the Series G Shares (as defined in the Series G COD) which was converted) and Warrant Shares (based on exercise price in effect upon exercise) which is subject to the injunction or temporary restraining order, or (ii) the VWAP of the Common Stock on the Trading Day before the issue date of the injunction multiplied by the number of unlegended shares to be subject to the injunction, which bond shall remain in effect until the completion of the litigation of the dispute and the proceeds of which shall be payable to such Purchaser to the extent Purchaser obtains judgment in Purchaser’s favor.

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(f) The Company shall (A) pay the reasonable legal fees of the Purchaser’s choice (in an amount not to exceed $500 per legal opinion, and not more often than once per week per Purchaser) in connection with the conversion of the Series G Shares or the Warrants, and (B) cause its attorneys to promptly provide any reliance opinion to the Transfer Agent.

Section 4.2 Furnishing of Information.

(a) Until the earliest of the time that (i) no Purchaser owns Conversion Shares and Warrant Shares or (ii) the Warrants have expired, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

(b) At any time during the period commencing from the six month anniversary of the date hereof and ending at such time on the earlier to occur that the Warrants are not outstanding, terminated or that all of the Warrant Shares (assuming cashless exercise) may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company (i) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) for a period of more than 30 consecutive days or (ii) has ever been an issuer described in Rule 144(i)(1)(i) or becomes an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) for a period of more than 30 consecutive days (a “Public Information Failure”) then, in addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Conversion Shares and/or Warrant Shares, an amount in cash equal to two percent of the aggregate Stated Value (as defined in the Series G COD) of such Purchaser’s Series G Shares and/or Warrant Exercise Price of such Purchaser’s Warrants on the day of a Public Information Failure and, subject to Section 5.18, on every 30th day (pro-rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Purchasers to transfer the Conversion Shares and/or Warrant Shares pursuant to Rule 144. Public Information Failure payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure payments are incurred and (ii) the second Trading Day after the event or failure giving rise to the Public Information Failure payments is cured. In the event the Company fails to make Public Information Failure payments in a timely manner, such Public Information Failure payments shall bear interest at the rate of one and one-half percent per month (prorated for partial months) until paid in full. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

Section 4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2(a)(1) of the Securities Act) that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

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Section 4.4 Securities Laws Disclosure; Publicity. The Company shall file a Current Report on Form 8-K disclosing the material terms of this Agreement, including the Transaction Documents as exhibits thereto, prior to 9:00 AM (New York Time) on the first Trading Day after the Closing Date. From and after the filing of the Form 8-K as provided in the preceding sentence, the Company represents to each Purchaser that it shall have publicly disclosed all material, non-public information delivered to each Purchaser by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such Form 8-K, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate. The Company and each Purchaser shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the SEC or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by the staff of the SEC in connection with the filing of final Transaction Documents with the SEC and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

Section 4.5 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and any Purchaser.

Section 4.6 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.4, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information (including providing any Pre-Notice or Subsequent Financing Notice under the Series G COD (as those terms are defined in the Series G COD)), unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. Prior to providing a Purchaser with any material non-public information (including any Pre-Notice or Subsequent Financing provided for under the Series G COD (as those terms are defined in the Series G COD)), the Company shall provide the Purchaser with a consent substantially in the form attached as Exhibit E (“Consent”) which shall not include any material non-public information. The Company shall not provide the Purchaser with the material non-public information if the Purchaser does not execute and return the Consent to the Company. To the extent that any notice provided pursuant to any Transaction Document or any other communications made by the Company, or information provided, to any Purchaser constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, and such information was provided without such Purchaser’s prior written consent, the Company shall simultaneously file such notice or other material information with the SEC pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. In addition to any other remedies provided by this Agreement or other Transaction Documents, if the Company provides any material, non-public information to the Purchasers without their prior written consent, and it fails to immediately (no later than the next Trading Day) file a Form 8-K disclosing this material, non-public information, it shall, subject to Section 5.18, pay each Purchasers as partial liquidated damages and not as a penalty a sum equal to $500 per day for each $100,000 of each Purchaser’s Subscription Amount beginning with the day the information is disclosed to the Purchaser and ending and including the day the Form 8-K disclosing this information is filed; provided that no such liquidated damages shall be owed to any Purchaser not then holding Securities.

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Section 4.7 Use of Proceeds. The Company shall use the net proceeds from the sale of Securities hereunder for working capital purposes and for the funding of the Company’s acquisition strategy and shall not use such proceeds: (a) for the redemption of any Common Stock or Common Stock Equivalents, (b) in violation of FCPA or OFAC regulations, (c) to lend money, give credit, or make advances to any officers, directors, employees or affiliates of the Company or (d) for the purchase of real estate, unless in connection with the acquisition of a business synergistic with the business of the Company.

Section 4.8 Indemnification of the Purchasers. Subject to the provisions of this Section 4.8, the Company will indemnify and hold the Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (including local counsel, if retained) that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any shareholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such shareholder or any conduct by such Purchaser Party which constitutes willful misconduct or gross negligence). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of the Purchaser Party, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel (in addition to local counsel, if retained). The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The Purchaser Parties shall have the right to settle any action against any of them by the payment of money provided that they cannot agree to any equitable relief and the Company, its officers, directors and Affiliates receive unconditional releases in customary form. The indemnification required by this Section 4.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

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Section 4.9 Reservation of Common Stock. Immediately upon each Closing, the Company shall reserve an amount equal to or greater than 1.5 times the number of shares of Common Stock issuable upon conversion of the Series G Shares and exercise of the Warrants. For the purpose of determining the number of shares of common stock required to be reserved, in calculating the number of shares of Common Stock issuable as the Make Good Amount (as defined in the Series G COD), the VWAP shall be deemed to be $01 per share. The Company shall execute and cause the Transfer Agent to execute a reservation letter in the form attached as Exhibit F. In addition to any other remedies provided by this Agreement or other Transaction Documents, if the Company at any time fails to meet this reservation of Common Stock requirement, it shall sell to the Company’s chief executive officer (or such other officer as the board of directors may designate) for $100 a series of preferred stock which contains the power to vote a number of votes equal to 51% of the number of votes eligible to vote at any special or annual meeting of the Company’s shareholders (with the power to take action by written consent in lieu of a shareholders meeting) for the sole purpose of amending the Company’s Charter to increase its authorized Common Stock, which such preferred stock shall be automatically cancelled upon the effectuation of the resulting increased in the Company’s authorized shares, and if the Company at any time fails to meet this reservation of Common Stock requirement within 45 days after written notice from the Purchaser, it shall, subject to Section 5.18, pay the Purchaser as partial liquidated damages and not as a penalty a sum equal to $500 per day for each $100,000 of the Purchaser’s Subscription Amount and the Company shall not enter into any agreement or file any amendment to its Charter (including the filing of a Certificate of Designation) which conflicts with this Section 4.9 while the Series G Shares and Warrants remain outstanding. After full or partial conversion of the Series G Shares and/or exercise of the Warrants, upon request of the Company, each Purchaser shall execute and deliver to the Transfer Agent a letter, in form acceptable to the Company and the Transfer Agent, directing the Transfer Agent to release from reserve any Common Stock no longer required to be reserved to meet the requirement of a reserve 1.5 times the number of shares of Common Stock issuable upon conversion of the Purchaser’s remaining Series G Shares (excluding shares issuable to pay the Make Good Amount (as defined in the Series G COD)) and exercise of the Purchaser’s remaining Warrants.

Section 4.10 Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed or quoted; provided, however, the Company shall if it qualifies, list its Common Stock on a Trading Market which is a national securities exchange. The Company will then take all action necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the DTC or another established clearing corporation, including, without limitation, by timely payment of fees to the DTC or such other established clearing corporation in connection with such electronic transfer.

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Section 4.11 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

Section 4.12 Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.4, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Disclosure Schedules. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4 and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or its Subsidiaries after the issuance of the initial press release as described in Section 4.4. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

Section 4.13 Conversion and Exercise Procedures. The form of Notice of Conversion for Series G Shares attached hereto as Exhibit F and Notice of Exercise included in the Warrants set forth the totality of the procedures required of the Purchasers in order to convert the Series G Shares or to exercise the Warrants. No additional legal opinion, other information or instructions shall be required of the Purchasers to convert their Series G Shares or exercise their Warrants. Without limiting the preceding sentences, no ink-original Conversion Notice or Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Conversion Notice or Notice of Exercise form be required in order to convert the Series G Shares or exercise the Warrants. The Company shall honor conversions of the Series G Notes and exercises of the Warrants and shall deliver Conversion Shares and Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

Section 4.14 DTC Program. For so long as any Warrants are outstanding, the Company will employ as the Transfer Agent for the Common Stock and Warrant Shares a participant in the DTC Automated Securities Transfer Program and cause the Common Stock to be transferable pursuant to such program.

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Section 4.15 Maintenance of Property. The Company shall keep all of its property, which is necessary or useful to the conduct of its business, in good working order and condition, ordinary wear and tear excepted.

Section 4.16 Preservation of Corporate Existence. The Company shall preserve and maintain its corporate existence, rights, privileges and franchises in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary in view of its business or operations and where the failure to qualify or remain qualified might reasonably have a Material Adverse Effect upon the financial condition, business or operations of the Company taken as a whole.

Section 4.17 D&O Insurance. The Company shall maintain director and officer insurance on behalf of the Company and its officers and directors for 18 months after the Closing with respect to any losses, claims, damages, liabilities, costs and expense in connection with any actual or threatened claim or proceeding that is based on, or arises out of their status as a director or officer of the Company. The insurance policy shall cover SEC investigations for the Company and its officers and directors and provide for two years of tail coverage.

Section 4.18 Subsequent Equity Sales.

(a) From the date hereof until the date that is the 18 month anniversary of the Closing Date, the Company will not, without the consent of the holders of a 66.6% of the outstanding Series G Shares, enter into any Equity Line of Credit or similar agreement, nor issue nor agree to issue any common stock, floating or Variable Priced Equity Linked Instruments nor any of the foregoing or equity with price reset rights (subject to adjustment for stock splits, distributions, dividends, recapitalizations and the like) (collectively, the “Variable Rate Transaction”). For purposes hereof, “Equity Line of Credit” shall include any transaction involving a written agreement between the Company and an investor or underwriter whereby the Company has the right to “put” its securities to the investor or underwriter over an agreed period of time and at an agreed price or price formula, and “Variable Priced Equity Linked Instruments” shall include: (A) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock either (1) at any conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security, or (2) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security due to a change in the market price of the Company’s Common Stock since date of initial issuance, and (B) any amortizing convertible security which amortizes prior to its maturity date, where the Company is required or has the option to (or any investor in such transaction has the option to require the Company to) make such amortization payments in shares of Common Stock which are valued at a price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security (whether or not such payments in stock are subject to certain equity conditions). For purposes of determining the total consideration for a convertible instrument (including a right to purchase equity of the Company) issued, subject to an original issue or similar discount or which principal amount is directly or indirectly increased after issuance, the consideration will be deemed to be the actual cash amount received by the Company in consideration of the original issuance of such convertible instrument.

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(b) From the date hereof until the earliest of (i) second anniversary of the Closing Date or (ii) the listing of the Common Stock for trading on the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, or the NYSE American, in the event that the Company issues or sells any Common Stock or Common Stock Equivalents (excluding, with respect to convertible debt, those terms and conditions attributable to the security’s debt character including interest and seniority over equity), if a Purchaser then holding Securities purchased under this Agreement reasonably believes that any of the terms and conditions appurtenant to such issuance or sale are more favorable to such investors than are the terms and conditions granted to the Purchasers hereunder, upon notice to the Company by such Purchaser within five Trading Days after disclosure of such issuance or sale, the Company shall amend the terms of this transaction as to such Purchaser only so as to give such Purchaser the benefit of such more favorable terms or conditions.

(c) Notwithstanding the foregoing, this Section 4.18 shall not apply in respect of an Exempt Issuance. The Company shall provide each Purchaser with notice of any such issuance or sale in the manner for disclosure of subsequent financings set forth in the Series G COD.

Section 4.19 No Registration of Securities. Except as disclosed on Schedule 4.19, while the Series G Shares are outstanding, the Company will not file any registration statements to register sales of Common Stock, including shares underlying any derivative securities, unless a registration statement is then in effect for the resale by the Purchasers of the Conversion Shares; , provided that this Section 4.19 shall not prohibit the Company from covering in such registration statement the resale of securities of the Company that are not then registered for which the Company has granted, prior to the date of this Agreement, any sort of registration rights.

Section 4.20 Capital Changes. Until the one year anniversary of the Closing Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority of the outstanding shares of Series G, provided that for avoidance of doubt this Section does not apply to the Company’s amending its Certificate of Incorporation to increase its authorized shares of Common Stock or to the Company undertaking a reverse stock split in order for it to meet, in part, the listing requirements of the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange.

ARTICLE V

MISCELLANEOUS

Section 5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before March 31, 2022; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

Section 5.2 Fees and Expenses. Except as expressly set forth below and in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

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Section 5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

Section 5.5 Amendments; Waivers. Except as provided in the last sentence of this Section 5.5, no provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought; provided, that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser, Any amendment effected in accordance with accordance with this Section 5.5 shall be binding upon each Purchaser and holder of Securities and the Company. In order to amend the definition of Exempt Issuance, the written consent of the Company and each Purchaser must be obtained.

Section 5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

Section 5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the Purchasers.

Section 5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8 and this Section 5.8.

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Section 5.9 Governing Law; Exclusive Jurisdiction; Attorneys’ Fees. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents except the Series G COD shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. All questions concerning the construction, validity, enforcement and interpretation of the Series G COD shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each party agrees that all Actions concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts in New York County, New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York County, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action, any claim that it is not personally subject to the jurisdiction of any such court, that such Action is improper or is an inconvenient venue for such Action. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company elsewhere in this Agreement, the prevailing party in such Action shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action.

Section 5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

Section 5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by email delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Section 5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

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Section 5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of an exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

Section 5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction without requiring the posting of any bond.

Section 5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

Section 5.16 Payment Set Aside. To the extent the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

Section 5.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

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Section 5.18 Liquidated Damages.

(a) The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company, provided, however, that, as to each Purchaser (or transferee thereof), such obligations shall terminate when such Purchaser (or transferee thereof) ceases to hold the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable for any reason including, but not limited to, conversion, exercise, redemption or exchange and such Purchaser (or any transferee) has been paid such liquidated damages or other amounts that are owed to it.

(b) Except as otherwise provided herein, the Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents to any particular Purchaser shall be limited to the product of (i) the partial liquidated damages or other amounts that would be owing under the Transaction Documents (excluding the effect of this Section 5.18(b)) multiplied by (ii) a fraction (A) the numerator of which is the equal to the total of the Stated Value of the Series G Shares (as defined in the Series G COD) then-held by such Purchaser plus the value of the Warrant Shares (based on the Warrant Exercise Price) then-issuable to such Purchaser under such Purchaser’s Warrant and (B) the denominator of which is equal to such Purchaser’s Subscription Amount.

Section 5.19 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day.

Section 5.20 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

Section 5.21 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVE FOREVER TRIAL BY JURY.

Section 5.22 Non-Circumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Charter, including any Certificates of Designation, or Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, and will at all times in good faith carry out all of the provision of this Agreement and take all action as may be required to protect the rights of all holders of the Securities. Without limiting the generality of the foregoing or any other provision of this Agreement or the other Transaction Documents, the Company (a) shall not increase the par value of any shares of Common Stock receivable upon conversion of the Series G Shares or exercise of the Warrants above the conversion price of the Series G Shares, or Warrant Exercise Price, as applicable, then in effect and (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Conversion Shares upon the conversion of the Series G Shares and Warrant Shares upon exercise of the Warrants. Notwithstanding anything herein to the contrary, if after six months from the Initial Closing, a holder is not permitted to convert the Series G Shares or exercise the Warrants, in full, for any reason, the Company shall use its best efforts to promptly remedy such failure, including, without limitation, obtaining such consent or approvals as necessary to permit such conversion or exercise.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Transportation and Logistics Systems, Inc.		Address for Notice:

By:		5500 Military Trail, Suite 22-357
Name:	John Mercadante, Jr.	Jupiter, Florida 33458
Title:	Chief Executive Officer	Email: _________________

With a copy to (which shall not constitute notice):

Akabas & Sproule 488 Madison Avenue, 11th Floor

New York, New York 10022 Email: sakabas@akabas-sproule.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ___________________

Signature of Authorized Signatory of Purchaser: _________________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Email Address of Authorized Signatory: _________________________________________

Facsimile Number of Authorized Signatory: ______________________________________

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: $_________________

Series G Shares: __________________

Warrant Shares: __________________

EIN Number: _______________________

EXHIBIT A

Form of Amended and Restated Series G COD

EXHIBIT B

Form of Registration Rights Agreement

EXHIBIT C

Form of Warrant

EXHIBIT D

Form of Reserve Letter

Irrevocable Transfer Agent Instructions

(see attached)

EXHIBIT E

Form of Information Consent

Transportation and Logistics Systems, Inc. (the “Company”) has information or notice of a proposed event (collectively, the “Information”) that it is either required to provide you pursuant to that certain Securities Purchase Agreement dated __________ __, 2021 (“Agreement”) between you and the Company or believes that you would be interested in obtaining.

You acknowledge that receipt of the Information may restrict you from trading in the Company’s securities until the Information is made public in accordance with the Agreement.

Please respond in writing if you do or do not want to be provided with the Information. If the Company does not receive your response within three business days, we will have the right to assume that you have chosen not to receive the Information and, if applicable, waived your right to any subsequent offering rights and any other rights provided for under the Agreements that require notice, for which this Information (including notice) is being given.

Please sign below and check the appropriate box below.

Sincerely,

TRANSPORTATION AND LOGISTICS, INC.

By:
Name:
Title:	Chief Executive Officer

___ Yes. Please provide we with the Information

___ No. Do not provide me with the Information

__________________________

__________________________

EXHIBIT F

Form of Series G Conversion Notice

NOTICE OF CONVERSION

TO: TRANSPORTATION AND LOGISTICS SYSTEMS, INC.

(1) We hereby elect the conversion of the number of Series G shares listed below into the number of Common Shares listed below.

Number of Series G shares to be converted:
Number of Common shares to be issued:

Number of Series G shares remaining after conversion:

We represent that the number of Common shares to be issued has been calculated as follows:

(a)	Number of Preferred Shares * Stated Value / $0.01

PLUS

(b)	the “Make Good Amount”:

(A) Number of Preferred Shares * Stated Value * ($210 / $1000) (the “Extra Amount”)

DIVIDED BY

(B) 80% * Average VWAP for 5 days prior to notice

(2) Please issue a certificate or certificates representing said Conversion Shares in the name of the undersigned or in such other name as is specified below:

(3) After giving effect to this Notice of Conversion, the undersigned will not have exceeded the Beneficial Ownership Limitation.

The Conversion Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

SIGNATURE OF HOLDER

Name of Investing Entity:

Signature of Authorized Signatory:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

ACCEPTED:

Transportation and Logistics Systems, Inc.

Signature of Authorized Signatory:

Name of Authorized Signatory:

Title of Authorized Signatory:

EXHIBIT G

Form of Escrow Agreement